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                                                                    EXHIBIT 23.7

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    We hereby consent to the use in this Registration Statement on Form S-4 for California Community Bancshares, Inc., of our report dated February 25, 1998, relating to the financial statements of Security First Bank and Subsidiary for the year ended December 31, 1997, and to the reference to our Firm under the caption "Experts" in the Registration Statement.

Arthur Andersen LLP

Orange County, California
September 20, 1999